Spectrum Unconstrained Fund

Investor Class Shares SUNBX

SUMMARY PROSPECTUS

February 1, 2026

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at https://thespectrumfunds.com/fund-documents/. You can also get this information at no cost by calling 1-866-862-9686, emailing orderspectrumfunds@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated February 1, 2026, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: “Transforming the way you invest” 272 Bendix Road, Suite 600 Virginia Beach, VA 23452

Investment Objective: Spectrum Unconstrained Fund’s (the “Fund”) investment objective is total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		2.15%
Other Expenses		0.47%
Shareholder Service Expenses(1)	0.01%
Remaining Other Expenses	0.46%
Acquired Fund Fees and Expenses(2)		0.84%
Total Annual Fund Operating Expenses		3.46%
(1) Shareholder Service Expenses may include sub-transfer agent and sub-custodian fees.
(2)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5-Years	10 Years
$349	$1,062	$1,798	$3,738

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 449% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s adviser delegates execution of the Fund’s investment strategy to a sub-adviser. The sub-adviser uses a flexible investment approach to seek total return from capital appreciation and income from interest on debt securities and dividends on preferred stocks while seeking to avoid some downside volatility and risk. “Unconstrained” in the Fund’s name refers to the sub-adviser’s strategy of allowing the Fund to participate in various fixed income asset classes as well as employing considerable leverage in certain market environments. Although the Fund’s objective is not low volatility, the sub-adviser will attempt to limit the Fund’s investment losses such that they will not exceed the S&P 500 Index losses over any full market cycle. However, the sub-adviser will not attempt to constrain the Fund’s upside volatility in rising markets.

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The technical strategies employed by the sub-adviser focus primarily on trend-following, momentum, and relative strength strategies as applied to domestic and international stock and bond markets to signal favorable or unfavorable market conditions. During favorable market conditions (when the sub-adviser believes security prices will be stable or rising) the sub-adviser may use significant leverage through swap contracts, futures, options and/or borrowing to invest in more securities. During unfavorable market conditions, the sub-adviser may emphasize capital preservation by increasing the Fund’s allocation to cash equivalents and reducing leverage.

The Fund invests in a diversified portfolio of primarily fixed income exchange-traded funds (“ETFs”) and mutual funds that invest in investment-grade and non-investment grade fixed income securities, preferred stocks as well as derivative instruments. Derivatives include options and futures contracts on interest rate-related assets or indexes, currency forwards, and swap agreements. The Fund may also invest directly in the preceding derivatives. The Fund’s use of derivatives is generally limited by the requirements to pledge collateral to counterparties, Investment Company Act rules, and Securities and Exchange Commission related guidance. These derivatives are used as substitutes for the underlying reference asset or index. Swaps include credit default swaps that may be based on the returns of a single asset or an index.

The Fund invests without restriction as to issuer type, country, capitalization, credit quality or maturity of individual securities held directly or by the mutual funds and ETFs in which it invests. The ETFs and mutual funds may invest in foreign countries including emerging markets. When the Sub-Adviser believes market conditions for lower-quality debt are favorable, the Fund will primarily invest in ETFs and mutual funds that invest in income-producing high-yield fixed income securities commonly known as “junk” bonds. The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the sub-adviser to be of similar credit quality. The sub-adviser also considers ETF and mutual fund fees, management experience and liquidity. The Fund does not invest more than 25% of its assets in swap agreements with any one counterparty.

The sub-adviser will seek to sell securities, and reduce swap positions and borrowing, when it believes market conditions have become unfavorable or when more attractive investments are available. Additionally, the sub-adviser may employ a long/short strategy through long/short and market neutral mutual funds and ETFs as well as inverse ETFs and swaps to reduce market risk, to negate recessionary credit risk or interest rate risk. Inverse ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. The long/short strategy seeks to enhance returns by taking short positions in sectors the sub-adviser believes are less attractive while maintaining long positions in sectors the sub-adviser believes are more attractive. The sub-adviser engages in frequent trading to achieve the Fund’s investment objective, which results in turnover well in excess of 100%.

The sub-adviser believes the consistency of its execution of both its investment strategy and its risk management strategy is reflected in the following biblical quote:

“Steady plodding brings prosperity; hasty speculation brings poverty.”
(Proverbs 21:5, Living Bible)

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds and ETFs.

Management Risk: The sub-adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results. The sub-adviser’s technical strategies may lose predictive validity or may not be sufficiently robust to address all market conditions. There is no assurance that the sub-adviser’s investment strategy will enable the Fund to achieve its investment objective.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Market conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates, and issuers may default on their interest and or principal payments. Bonds may become illiquid.

Derivatives Risk: Swaps, options and futures are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to replace. Over the counter swaps and options are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Currency Risk: Foreign currency contracts and securities denominated in non-US dollar currencies will subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

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Leverage Risk: Derivatives magnify losses because they require only a small investment relative to their potential price effect on the Fund.

Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (beyond seven days), potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Mortgage-Backed Securities (“MBS”) Risk and Asset-Back Securities (“ABS”) Risk: MBS and ABS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in an issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mutual Fund and ETF Risk: Mutual funds and ETFs involve duplication of investment advisory fees and certain other expenses. ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Short Position Risk: The Fund’s short swap positions may result in a loss if the price of the short position instruments rise. In contrast to long positions, the potential loss on the Fund’s short swap positions is unlimited. Long/short and market neutral mutual funds and ETFs and inverse ETFs will limit the Fund’s participation in market wide gains. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Small and Medium Capitalization Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Investor Class shares overtime to the performance of a broad-based market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thespectrumfunds.com or by calling 1-866-862-9686.

Performance Bar Chart for Calendar Years Ended December 31

Spectrum Unconstrained Fund

Investor Class

Highest Quarter:	December 31, 2023	9.70%
Lowest Quarter:	March 31, 2022	(7.22)%
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Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

Spectrum Unconstrained Fund Investor Class Shares	One Year	Since Inception(1)
Return before taxes	8.31%	3.59%
Return after taxes on Distributions	7.11%	2.03%
Return after taxes on Distributions and Sale of Fund Shares	4.94%	2.07%
Morningstar/LSTA Leveraged Loan 100 Index(2)	7.24%	6.39%
Bloomberg U.S. Aggregate Bond Index (3)	7.30%	0.16%
(1)	The Fund commenced operations on April 16, 2021.
(2)	The Morningstar/LSTA Leveraged Loan 100 Index (formerly S&P/LSTA Leveraged Loan 100 Index) is designed to reflect the performance of the largest facilities in the leveraged loan market. Term loans from syndicated credits must meet the following criteria at issuance to be eligible for inclusion. 1) senior secured 2) minimum initial term of one year 3) minimum initial spread of LIBOR +125 BASIS POINTS 4) U.S. Dollar denominated 5) all constituents must have a publicly assigned CUSIP. Investors cannot invest directly in an index, and the Morningstar/LSTA Leveraged Loan 100 Index performance does not reflect deductions for fees, expenses, or taxes. The Fund has adopted this index as its primary broad measure of market performance because Fund management believes it aligns more closely with the asset composition of the Fund.
(3)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index; unlike the Fund's returns, the index does not reflect any fees or expenses.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Advisors Preferred, LLC (“Advisors Preferred” or the “Adviser”)

Sub-Adviser: Spectrum Financial, Inc. (“Spectrum Financial” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers:

Spectrum Financial, Inc. employs a team approach to its portfolio management role as sub-adviser to the Fund. Each member of the team brings specialized skills in the area of compliance, research, and strategy development. Currently, the team has three (3) individuals.

Ralph Doudera: Lead Portfolio Manager. Ralph Doudera’s role is to focus on the overall portfolio composition with an emphasis on fund selection and the perceived risk of the environment. He has served the Fund since it commenced operations in 2021.

Chris Hendrix: Assistant Portfolio Manager. Chris Hendrix’s role is focused on investment strategy development, implementation, and research. He has served the Fund since it commenced operations in 2021.

Mary Collins: Assistant Portfolio Manager. Mary Collins’ role is focused on Fund compliance in all aspects of trading restrictions. She also influences the Fund with regards to strategy structure and implementation. She has served the Fund since it commenced operations in 2021.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request via mail (Spectrum Unconstrained Fund, c/o Ultimus Fund Solutions, LLC, PO Box 46707, Cincinnati, OH 45246 or by telephone at 1-866-862-9686 or through a financial intermediary. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: The Fund’s distributions to you are taxable and will be taxed as ordinary income or net capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred vehicles, such as 401(k) Plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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